Alliance
                            ------------------------
                               Variable Products
                            ------------------------
                                  Series Fund
                            ------------------------
                              Technology Portfolio
                            ------------------------

                                 Annual Report
                               December 31, 2001

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

TECHNOLOGY PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

Letter To Investors

February 12, 2002

Dear Investor:

We are pleased to provide you with an update of Alliance Variable Products Series Fund--Alliance Technology Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2001.

INVESTMENT OBJECTIVE

The Portfolio seeks growth of capital. Current income is incidental to the Portfolio's objective. The Portfolio invests principally in securities of companies that use technology extensively in the development of new or improved products or processes.

INVESTMENT RESULTS

Listed below are the Portfolio's average annual total returns for the one-year, five-year and since inception periods ended December 31, 2001.

1 Year                            -25.23%
5 Years                            12.45%
Since Inception (1/96)             12.17%

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

During the six- and 12-month periods ended December 31, 2001, the Portfolio returned -12.93% and -25.23%, respectively. The Portfolio's benchmarks, the Standard & Poor's (S&P) 500 Stock Index and NASDAQ Composite Index (NASDAQ), posted returns of -5.56% and -9.76% for the six-month period, respectively, and -11.89% and -21.05% for the 12-month period, respectively. The Portfolio underperformed its benchmarks as technology stocks underperformed the overall market.

The most recent six-month period was really a story of two halves, the first of which saw a weakening economy pressure stock prices throughout the summer. While September will be remembered for the tragic events of September 11, it was also a turning point. The market bottomed on September 21; and once expectations and prices had declined, stocks began to anticipate an economic recovery. This dramatic market is reflected in the performance of NASDAQ, which declined over 31% from May 30 through September 21, then rallied over 35% through November 30. The Portfolio underperformed during the correction (ie. the period prior to September 21), but outperformed from September 21 through November 30, rising 38%.

The investment results over the 12-month period reflect a similar pattern of relative performance as the Portfolio underperformed the S&P 500 Stock Index and NASDAQ. During this period, technology stocks in general underperformed.

The Portfolio benefited from stock selection and a focus on risk management during the period under review. Positions in companies with high visibility, such as eBay, Inc. and computer services companies, and share gainers, such as Dell Computer Corp. and Cisco Systems, Inc., helped offset declines in software and communications-related companies into September. Fortunately, the Portfolio took advantage of a higher than average cash position, and increased its exposure in semiconductor stocks, thus benefiting from the rally in that sector.

MARKET REVIEW

Perhaps recessions aren't so bad for stocks after all. With the U.S. economy officially in a recession since last March, NASDAQ gained 30.1% in the fourth quarter of 2001--the second biggest quarterly increase since NASDAQ was introduced in 1971. This performance occurred not only after the events of September 11, but also during a period of terrible business trends at most technology companies. What explains this mismatch between business conditions and stock prices?

The factors we would highlight include the following: 1) NASDAQ's 72% decline over the 18-month period ended December 31, 2001 that set the stage for an extended rally; 2) evidence that consumer sentiment did not collapse following the events of September 11; 3) a successful military campaign in Afghanistan; 4) lower inventories, cost cutting and write-downs in the technology sector, all of which will increase operating leverage once the economy does recover; 5) signs that business trends are not worsening, and that weak business results are not leading to further estimate cuts; 6) 11 cuts in the discount rate by the U.S. Federal Reserve (the "Fed"), increasing hopes that this recession will be a mild one; and 7) the power of liquidity as the Fed expanded the money supply.

While it is possible that some digestion of the market's recent gains will occur, the outlook for technology

TECHNOLOGY PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

stocks this year appears favorable given that the stock market has declined for two consecutive years and an economic recovery seems increasingly likely. However, our characterization of the likely market over the next 12 months is "no pain, no gain." Unlike the last three years when technology stocks tended to move up or down in tandem, we believe 2002 will be more of a stock picking year. This will require experienced security analysis. This should pay off more than the momentum driven frenzy in both directions which seems to have ruled decision making for too long.

OUTLOOK

With economic recovery on the horizon, why won't the incoming tide lift all the technology boats? The first reason is that the bull market of the 1990s ushered in too many companies and, until a consolidation process has fully run its course, pricing will stay aggressive. Some companies will be gaining meaningful market share at the expense of others. Another reason is that in some selected technology sectors, like telecommunications and semi-conductor capital equipment, customers still have excess capacity. Economic recovery, at least in its early stages, will not help order rates in these areas. Finally, the pain experienced during the investment bubble's unwinding will not be forgotten quickly. Investors will prefer companies with strong finances and established track records.

If we are correct and stock selection adds increasing value this year, we believe the Portfolio is well positioned. We have consistently emphasized substance over sizzle, and we are supported by one of the best technology research departments in the business.

We appreciate your investment in Alliance Technology Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Peter Anastos

Peter Anastos
Senior Vice President and Portfolio Manager


/s/ Gerald T. Malone

Gerald T. Malone
Senior Vice President and Portfolio Manager

TECHNOLOGY PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

                                [MOUNTAIN GRAPH]

Technology Portfolio: $19,850
S&P 500 Stock Index: $19,768
NASDAQ: $18,403


                        Technology            NASDAQ             S&P 500
                         Portfolio        Composite Index       Stock Index
---------------------------------------------------------------------------
    1/31/96*             $10,000             $10,000             $10,000
    12/31/96             $11,040             $12,181             $11,890
    12/31/97             $11,755             $14,818             $15,856
    12/31/98             $19,252             $20,689             $20,390
    12/31/99             $33,828             $38,397             $24,679
    12/31/00             $26,548             $23,311             $22,433
    12/31/01             $19,850             $18,403             $19,768


 Past performance is no guarantee of future results.

      This chart illustrates the total value of an assumed $10,000 investment in the Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for the Portfolio. Performance results for the Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      The unmanaged NASDAQ Composite Index (NASDAQ) measures all NASDAQ domestic non-U.S. based common stocks listed on the NASDAQ Stock Market.

      The unmanaged Standard and Poor's (S&P) 500 Stock Index includes 500 stocks and is a common measure of the performance of the overall U.S. stock market.

--------------------------------------------------------------------------------
* Since closest month-end after Portfolio's inception. Inception date for the Portfolio is 1/11/96.

TECHNOLOGY PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                     U.S. $ VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
First Data Corp.                            $ 20,812,785           5.0%
--------------------------------------------------------------------------------
EBay, Inc.                                    20,698,860           5.0
--------------------------------------------------------------------------------
DST Systems, Inc.                             17,721,675           4.3
--------------------------------------------------------------------------------
Dell Computer Corp.                           15,473,574           3.7
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing
  Co., Ltd. (ADR)                             15,410,075           3.7
--------------------------------------------------------------------------------
Microsoft Corp.                               15,099,620           3.6
--------------------------------------------------------------------------------
Electronic Data Systems Corp.                 14,402,355           3.5
--------------------------------------------------------------------------------
Cisco Systems, Inc.                           13,913,913           3.4
--------------------------------------------------------------------------------
Amdocs, Ltd.                                  12,830,469           3.1
--------------------------------------------------------------------------------
Xilinx, Inc.                                  12,781,065           3.1
                                            ------------          ----
--------------------------------------------------------------------------------
                                            $159,144,391          38.4%
--------------------------------------------------------------------------------

TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

Company                                             Shares         U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS-94.4%
TECHNOLOGY-86.6%
COMMUNICATION
  EQUIPMENT-7.4%
Cisco Systems, Inc. (a) ................            768,300       $  13,913,913
Juniper Networks, Inc. (a) .............            295,100           5,592,145
Nokia Corp. (ADR)
  (Finland) (a) ........................            454,700          11,153,791
                                                                  -------------
                                                                     30,659,849
                                                                  -------------
COMPUTER HARDWARE/
STORAGE-4.6%
Avocent Corp. (a) ......................            155,508           3,771,069
Dell Computer Corp. (a) ................            569,300          15,473,574
                                                                  -------------
                                                                     19,244,643
                                                                  -------------
COMPUTER
  SERVICES-20.9%
Affiliated Computer Services,
  Inc. Cl.A (a) ........................             67,850           7,200,920
Computer Sciences Corp. (a) ............             60,800           2,977,984
Concord EFS, Inc. (a) ..................            280,300           9,188,234
DST Systems, Inc. (a) ..................            355,500          17,721,675
Electronic Data Systems
  Corp .................................            210,100          14,402,355
Exult, Inc. (a) ........................             77,350           1,241,468
First Data Corp. .......................            265,300          20,812,785
Fiserv, Inc. (a) .......................            269,375          11,399,950
Sapient Corp. (a) ......................            191,200           1,476,064
                                                                  -------------
                                                                     86,421,435
                                                                  -------------
COMPUTER
  SOFTWARE-17.1%
Amdocs, Ltd. (Guernsey) (a) ............            377,700          12,830,469
BEA Systems, Inc. (a) ..................            208,900           3,217,060
Electronic Arts, Inc. (a) ..............            148,300           8,890,585
I2 Technologies, Inc. (a) ..............            271,850           2,147,615
Informatica Corp. (a) ..................            134,740           1,955,077
Lawson Software, Inc. (a) ..............             31,300             492,975
Macrovision Corp. (a) ..................            107,400           3,782,628
Microsoft Corp. (a) ....................            227,850          15,099,620
Oracle Corp. (a) .......................            141,000           1,947,210
PeopleSoft, Inc. (a) ...................            202,000           8,120,400
Rational Software Corp. (a) ............            257,400           5,019,300
VERITAS Software Corp. (a) .............            134,900           6,047,567
Vitria Technology, Inc. (a) ............            194,300           1,241,577
                                                                  -------------
                                                                     70,792,083
                                                                  -------------
CONTRACT
  MANUFACTURING-8.3%
Celestica, Inc. (a) ....................             49,050           1,981,130
DDi Corp. (a) ..........................             74,750             735,540
Flextronics International,
  Ltd. (Singapore) (a) .................            522,500          12,534,775
Sanmina Corp. (a) ......................            630,600          12,548,940
Solectron Corp. (a) ....................            599,200           6,758,976
                                                                  -------------
                                                                     34,559,361
                                                                  -------------
INTERNET
  INFRASTRUCTURE-5.0%
EBay, Inc. (a) .........................            309,400          20,698,860
                                                                  -------------
SEMI-CONDUCTOR
  CAPITAL
  EQUIPMENT-5.8%
Applied Materials, Inc. (a) ............            224,050           8,984,405
KLA-Tencor Corp. (a) ...................            132,200           6,551,832
Teradyne, Inc. (a) .....................            279,150           8,413,581
                                                                  -------------
                                                                     23,949,818
                                                                  -------------
SEMI-CONDUCTOR
  COMPONENTS-17.4%
Altera Corp. (a) .......................            433,200           9,192,504
Intel Corp. ............................            345,300          10,859,685
Intersil Holding Corp.
  Cl.A (a) .............................             80,300           2,589,675
Maxim Integrated Products,
  Inc. (a) .............................            115,950           6,088,534
Microchip Technology,
  Inc. (a) .............................            181,800           7,042,932
Micron Technology, Inc. (a) ............            141,250           4,378,750
Taiwan Semiconductor
  Manufacturing Co.,
  Ltd. (ADR) (Taiwan) ..................            897,500          15,410,075
Texas Instruments, Inc. ................            127,800           3,578,400
Xilinx, Inc. (a) .......................            327,300          12,781,065
                                                                  -------------
                                                                     71,921,620
                                                                  -------------
MISCELLANEOUS-0.1%
NetScreen Technologies,
  Inc. (a) .............................             16,700             369,571
                                                                  -------------
                                                                    358,617,240
                                                                  -------------
CONSUMER
  SERVICES-7.8%
BROADCASTING &
  CABLE-2.8%
AOL Time Warner, Inc. (a) ..............            360,750          11,580,075
                                                                  -------------
CELLULAR
  COMMUNICATIONS-4.7%
AT&T Wireless Services,
  Inc. (a) .............................            241,300           3,467,481
Sprint Corp. (PCS Group)
  Cl.A (a) .............................            233,100           5,689,971
Vodafone Group Plc (ADR)
  (United Kingdom) .....................            402,183          10,328,059
                                                                  -------------
                                                                     19,485,511
                                                                  -------------
ENTERTAINMENT &
  LEISURE-0.3%
THQ, Inc. (a) ..........................             25,650           1,243,256
                                                                  -------------
                                                                     32,308,842
                                                                  -------------
Total Common Stocks
  (cost $417,872,854) ..................                            390,926,082
                                                                  -------------

TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

                                                   Principal
                                                    Amount
                                                     (000)         U.S. $ Value
--------------------------------------------------------------------------------
SHORT-TERM
  INVESTMENT-11.8%
TIME DEPOSIT-11.8%
State Street Euro Dollar
  1.25%, 1/02/02
  (cost $48,973,000) ...................           $ 48,973       $  48,973,000
                                                                  -------------
TOTAL
  INVESTMENTS-106.2%
  (cost $466,845,854) ..................                            439,899,082
Other assets
  less liabilities-(6.2%) ..............                            (25,570,966)
                                                                  -------------
NET ASSETS-100% ........................                          $ 414,328,116
                                                                  =============

--------------------------------------------------------------------------------
(a)   Non-income producing security

      Glossary:

      ADR - American Depositary Receipt.

      See Notes to Financial Statements.

TECHNOLOGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $466,845,854) ...........     $ 439,899,082(a)
   Cash ..............................................................               614
   Collateral held for securities loaned .............................        35,811,000
   Receivable for capital stock sold .................................           346,648
   Receivable for investment securities sold .........................           200,348
   Dividends and interest receivable .................................            43,950
                                                                           -------------
   Total assets ......................................................       476,301,642
                                                                           -------------
LIABILITIES
   Payable for collateral received on securites loaned ...............        35,811,000
   Payable for investment securities purchased .......................        24,284,632
   Payable for capital stock redeemed ................................         1,399,110
   Advisory fee payable ..............................................           323,093
   Accrued expenses ..................................................           155,691
                                                                           -------------
   Total liabilities .................................................        61,973,526
                                                                           -------------
NET ASSETS ...........................................................     $ 414,328,116
                                                                           =============
COMPOSITION OF NET ASSETS
   Capital stock, at par .............................................     $      24,087
   Additional paid-in capital ........................................       597,817,721
   Accumulated net realized loss on investments and options written ..      (156,566,920)
   Net unrealized depreciation of investments ........................       (26,946,772)
                                                                           -------------
                                                                           $ 414,328,116
                                                                           =============

Class A Shares
   Net assets ........................................................     $ 235,252,143
                                                                           =============
   Shares of capital stock outstanding ...............................        13,647,027
                                                                           =============
   Net asset value per share .........................................     $       17.24
                                                                           =============
Class B Shares
   Net assets ........................................................     $ 179,075,973
                                                                           =============
   Shares of capital stock outstanding ...............................        10,439,563
                                                                           =============
   Net asset value per share .........................................     $       17.15
                                                                           =============

--------------------------------------------------------------------------------

(a)   Includes securities on loan with a value of $34,205,705 (see Note F).

      See Notes to Financial Statements.

TECHNOLOGY PORTFOLIO
STATEMENT OF OPERATIONS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest ...........................................................     $   1,510,555
   Dividends (net of foreign taxes withheld of $25,461) ...............           323,391
                                                                            -------------
   Total investment income ............................................         1,833,946
                                                                            -------------
EXPENSES
   Advisory fee .......................................................         4,253,751
   Distribution fee--Class B ..........................................           427,554
   Custodian ..........................................................           122,573
   Administrative .....................................................            69,195
   Printing ...........................................................            67,620
   Audit and legal ....................................................            54,448
   Directors' fees ....................................................             4,584
   Transfer agency ....................................................               976
   Amortization of organization expenses ..............................               279
   Miscellaneous ......................................................            26,548
                                                                            -------------
   Total expenses .....................................................         5,027,528
                                                                            -------------
   Net investment loss ................................................        (3,193,582)
                                                                            -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investment transactions .......................      (123,968,646)
   Net realized gain on options written ...............................             4,417
   Net change in unrealized appreciation/depreciation of investments ..        (9,821,909)
                                                                            -------------
   Net loss on investments and options written ........................      (133,786,138)
                                                                            -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ............................     $(136,979,720)
                                                                            =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

TECHNOLOGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                               Year Ended         Year Ended
                                                                              December 31,       December 31,
                                                                                  2001               2000
                                                                             -------------      -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss .................................................     $  (3,193,582)     $  (2,418,873)
   Net realized gain (loss) on investment and options written ..........      (123,964,229)         2,871,246
   Net change in unrealized appreciation/depreciation of investments ...        (9,821,909)      (179,187,971)
                                                                             -------------      -------------
   Net decrease in net assets from operations ..........................      (136,979,720)      (178,735,598)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain on investments
      Class A ..........................................................        (1,403,245)       (26,796,903)
      Class B ..........................................................          (957,648)        (3,620,556)
   Distributions in excess of net realized gain on investments
      Class A ..........................................................       (19,378,071)                -0-
      Class B ..........................................................       (13,224,620)                -0-
   Tax return of capital
      Class A ..........................................................           (80,523)                -0-
      Class B ..........................................................           (54,953)                -0-
CAPITAL STOCK TRANSACTIONS
   Net increase ........................................................        64,038,500        363,691,960
                                                                             -------------      -------------
   Total increase (decrease) ...........................................      (108,040,280)       154,538,903
NET ASSETS
   Beginning of period .................................................       522,368,396        367,829,493
                                                                             -------------      -------------
   End of period .......................................................     $ 414,328,116      $ 522,368,396
                                                                             =============      =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Technology Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek growth of capital. Current income is incidental to the Portfolio's objective. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate

                                          Alliance Variable Products Series Fund
================================================================================

interest in the portfolio represented by the net assets of such class, exept that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to a net operating loss and tax character of distributions, resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized loss on investments and options written and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of 1% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $69,195 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2001.

Prior to May 1, 2000, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Effective May 1, 2000, the Adviser determined not to extend the expense limitation undertaking of the Portfolio. Expense waivers/reimbursements, if any, were accrued daily and paid monthly.

Broker commissions paid on investment transactions for the year ended December 31, 2001 amounted to $333,394, of which $14,540 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $976 for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2001, were as follows:

Purchases:
Stocks and debt obligations .........................             $ 228,758,272
U.S. government and agencies ........................                        -0-
Sales:
Stocks and debt obligations .........................             $ 156,676,976
U.S. government and agencies ........................                        -0-

At December 31, 2001, the cost of investments for federal income tax purposes was $479,327,726. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation .......................             $  44,953,763
Gross unrealized depreciation .......................               (84,382,407)
                                                                  -------------
Net unrealized depreciation .........................             $ (39,428,644)
                                                                  =============

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2001, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writ-

                                          Alliance Variable Products Series Fund
================================================================================

ing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE E: Distributions to shareholders:

The tax character of distributions paid during the fiscal year ended December 31, 2001 and December 31, 2000 were as follows:

                                                  2001              2000
                                             =============     =============

Distributions paid from :
   Ordinary income .......................   $          -0-    $  23,312,150
   Net long term capital gains ...........      34,963,584         7,105,309
                                             -------------     -------------
Total taxable distributions ..............      34,963,584        30,417,459
   Tax return of capital .................         135,476                -0-
                                             -------------     -------------
Total distributions paid .................   $  35,099,060     $  30,417,459
                                             =============     =============

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses .......................   $(144,085,048)(a)
Unrealized appreciation/(depreciation) .....................     (39,428,644)(b)
                                                               -------------
Total accumulated earnings/(deficit) .......................   $(183,513,692)
                                                               =============

(a) On December 31, 2001, the Portfolio had a net capital loss carryforward of $124,840,492 which will expire on December 31, 2009. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, post October capital losses of $19,244,556.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Goverment securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. UBS/Paine Webber will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2001, the Portfolio had loaned securities with a value of $34,205,705 and received cash collateral of $35,811,000. For the year ended December 31, 2001, the Portfolio received fee income of $20,746 which is included in interest income in the accompanying statement of operations.

TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE G: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                           -------------------------------        ------------------------------------
                                                        Shares                                   Amount
                                           -------------------------------        ------------------------------------
                                            Year Ended         Year Ended           Year Ended            Year Ended
                                           December 31,       December 31,         December 31,          December 31,
                                               2001               2000                 2001                  2000
                                           ============       ============        =============         =============
Class A
Shares sold .......................         3,970,121          11,604,761         $  79,647,900         $ 409,539,455
Shares issued in reinvestment of
   distributions ..................         1,028,183             723,654            20,861,839            26,796,903
Shares redeemed ...................        (5,121,093)         (9,194,037)         (105,131,171)         (317,248,828)
                                           ----------         -----------         -------------         -------------
Net increase (decrease) ...........          (122,789)          3,134,378         $  (4,621,432)        $ 119,087,530
                                           ==========         ===========         =============         =============

Class B
Shares sold .......................         5,814,491           7,287,563         $ 117,034,624         $ 257,858,554
Shares issued in reinvestment of
   distributions ..................           704,116              97,853            14,237,221             3,620,556
Shares redeemed ...................        (3,258,979)           (513,421)          (62,611,913)          (16,874,680)
                                           ----------         -----------         -------------         -------------
Net increase ......................         3,259,628           6,871,995         $  68,659,932         $ 244,604,430
                                           ==========         ===========         =============         =============

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE I: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2001.

--------------------------------------------------------------------------------

TECHNOLOGY PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          ======================================================================
                                                                                            Class A
                                                          ======================================================================
                                                                                    Year Ended December 31,
                                                          ======================================================================
                                                            2001           2000           1999             1998           1997
                                                          ========       ========       ========         ========        =======
Net asset value, beginning of period ..................   $  24.95       $  33.61       $  19.17         $  11.72        $ 11.04
                                                          --------       --------       --------         --------        -------
Income From Investment Operations
Net investment income (loss) (a) ......................       (.12)          (.14)(b)       (.09)(b)         (.04)(b)        .02(b)
Net realized and unrealized gain (loss) on
  investment transactions .............................      (5.92)         (6.40)         14.57             7.51            .69
                                                          --------       --------       --------         --------        -------
Net increase (decrease) in net asset
  value from operations ...............................      (6.04)         (6.54)         14.48             7.47            .71
                                                          --------       --------       --------         --------        -------
Less: Dividends and Distributions
Dividends from net investment income ..................         -0-            -0-            -0-            (.02)          (.03)
Distributions from net realized gain
  on investments ......................................       (.11)         (2.12)          (.04)              -0-            -0-
Distributions in excess of net realized gain
  on investments ......................................      (1.56)            -0-            -0-              -0-            -0-
                                                          --------       --------       --------         --------        -------
Total dividends and distributions .....................      (1.67)         (2.12)          (.04)            (.02)          (.03)
                                                          --------       --------       --------         --------        -------
Net asset value, end of period ........................   $  17.24       $  24.95       $  33.61         $  19.17        $ 11.72
                                                          ========       ========       ========         ========        =======
Total Return
Total investment return based on net asset value (c) ..     (25.23)%       (21.52)%        75.71%           63.79%          6.47%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .............   $235,252       $343,601       $357,480         $130,602        $69,240
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements .........       1.08%          1.02%           .95%             .95%           .95%
  Expenses, before waivers and reimbursements .........       1.08%          1.06%          1.12%            1.20%          1.19%
  Net investment income (loss) ........................       (.64)%         (.38)%(b)      (.39)%(b)        (.30)%(b)       .16%(b)
Portfolio turnover rate ...............................         40%            61%            64%              63%            46%

--------------------------------------------------------------------------------

See footnote summary on page 16.

TECHNOLOGY PORTFOLIO
FINANCIAL HIGHLIGHTS (continued)          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                           ==========================================
                                                                                             Class B
                                                                           ==========================================
                                                                                                        September 22,
                                                                           Year Ended December 31,        1999(d) to
                                                                           =======================       December 31,
                                                                             2001           2000             1999
                                                                           ========       ========      =============
Net asset value, beginning of period .................................     $  24.90       $  33.61         $ 23.59
                                                                           --------       --------         -------
Income From Investment Operations
Net investment loss (a) ..............................................         (.17)          (.21)(b)        (.05)(b)
Net realized and unrealized gain (loss) on investment transactions ...        (5.91)         (6.38)          10.07
                                                                           --------       --------         -------
Net increase (decrease) in net asset value from operations ...........        (6.08)         (6.59)          10.02
                                                                           --------       --------         -------
Less: Distributions
Distributions from net realized gain on investments ..................         (.11)         (2.12)             -0-
Distributions in excess of net realized gain on investments ..........        (1.56)            -0-             -0-
                                                                           --------       --------         -------
Total distributions ..................................................        (1.67)         (2.12)             -0-
                                                                           --------       --------         -------
Net asset value, end of period .......................................     $  17.15       $  24.90         $ 33.61
                                                                           ========       ========         =======
Total Return
Total investment return based on net asset value (c) .................       (25.45)%       (21.68)%         42.48%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ............................     $179,076       $178,768         $10,350
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements ........................         1.33%          1.31%           1.20%(e)
  Expenses, before waivers and reimbursements ........................         1.33%          1.33%           1.52%(e)
  Net investment loss ................................................         (.92)%         (.66)%(b)       (.64)%(b)(e)
Portfolio turnover rate ..............................................           40%            61%             64%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund

To the Shareholders and Board of Directors
Technology Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Technology Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Technology Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
February 12, 2002

FEDERAL INCOME TAX INFORMATION (UNAUDITED)
================================================================================

The Portfolio hereby designated $34,963,584 as long-term capital gain distributions during the taxable year ended December 31, 2001.

TECHNOLOGY PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

(1)   Member of the Audit Committee.

TECHNOLOGY PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                    PORTFOLIOS
                                                                                     IN FUND             OTHER
      NAME, ADDRESS,                             PRINCIPAL                           COMPLEX         DIRECTORSHIPS
     AGE OF DIRECTOR                           OCCUPATION(S)                       OVERSEEN BY           HELD BY
   (YEARS OF SERVICE*)                      DURING PAST 5 YEARS                      DIRECTOR           DIRECTOR
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa, ** 56,         President, Chief Operating Officer and                   113               None
1345 Avenue of the Americas,   a Director of ACMC, with which he has
New York, NY 10105 (12)        been associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,              Formerly an Executive Vice President and                  88          Ecolab Incorp.;
P.O. Box 4623,                 the Chief Insurance Officer of the Equitable                          BP Amoco Corp.
Stamford, CT 06903 (10)        Life Assurance Society of the United States;
                               Chairman and Chief Executive Officer
                               of Evlico; a Director of Avon, Tandem
                               Financial Group and Donaldson, Lufkin
                               & Jenrette Securities Corporation. She is
                               currently a Director of Ecolab Incorporated
                               (specialty chemicals) and BP Amoco
                               Corporation (oil and gas).

David H. Dievler,#+ 72,        Independent consultant. Until December 1994,              94               None
P.O. Box 167,                  Senior Vice President of ACMC responsible
Spring Lake, New Jersey        for mutual fund administration. Prior to joining
07762 (12)                     ACMC in 1984, Chief Financial Officer of
                               Eberstadt Asset Management since 1968. Prior
                               to that, Senior Manager at Price Waterhouse
                               & Co. Member of American Institute of
                               Certified Public Accountants since 1953.

John H. Dobkin,#+ 59,          Consultant. Currently, President of the Board             91               None
P.O. Box 12,                   of Save Venice, Inc. (preservation organization).
Annandale, New York            Formerly a Senior Advisor from June 1999-
12504 (10)                     June 2000 and President from December 1989-
                               May 1999 of Historic Hudson Valley
                               (historic preservation). Previously, Director
                               of the National Academy of Design. During 1988-92,
                               Director and Chairman of the Audit Committee
                               of ACMC.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

TECHNOLOGY PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

                                                                                    PORTFOLIOS
                                                                                     IN FUND             OTHER
      NAME, ADDRESS,                             PRINCIPAL                           COMPLEX         DIRECTORSHIPS
     AGE OF DIRECTOR                           OCCUPATION(S)                       OVERSEEN BY           HELD BY
   (YEARS OF SERVICE*)                      DURING PAST 5 YEARS                      DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------
William H. Foulk, Jr.,#+ 69,   Investment Adviser and an independent                    110               None
Room 100,                      consultant. Formerly Senior Manager of
2 Greenwich Plaza,             Barrett Associates, Inc., a registered
Greenwich, Connecticut         investment adviser, with which he had been
06830 (12)                     associated since prior to 1997. Formerly
                               Deputy Comptroller of the State of New York
                               and, prior thereto, Chief Investment Officer
                               of the New York Bank for Savings.

Clifford L. Michel,#+ 62,      Senior Counsel of the law firm of Cahill                  91         Placer Dome, Inc.
St. Bernard's Road,            Gordon & Reindel, with which he has been
Gladstone, New Jersey          associated since prior to 1997. President
07934 (10)                     and Chief Executive Officer of Wenonah
                               Development Company (investments) and
                               a Director of Placer Dome, Inc. (mining)

Donald J. Robinson,#+ 67,      Senior Counsel of the law firm of Orrick,                103               None
98 Hell's Peak Road,           Herrington & Sutcliffe LLP since January 1997.
Weston, Vermont 05161 (6)      Formerly a senior partner and a member of
                               the Executive Committee of that firm. Member
                               of the Municipal Securities Rulemaking
                               Board and a Trustee of the Museum of the
                               City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

TECHNOLOGY PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's officers is set forth below.

  NAME, ADDRESS*                  POSITION(S) HELD                    PRINCIPAL OCCUPATION
     AND AGE                          WITH FUND                       DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------
John D. Carifa, 56             Chairman & President      See biography above.

Kathleen A. Corbet, 42         Senior Vice President     Executive Vice President of ACMC, with which she has
                                                         been associated since prior to 1997.

Alfred L. Harrison, 64         Senior Vice President     Vice Chairman of ACMC, with which he has been
                                                         associated since prior to 1997.

Wayne D. Lyski, 60             Senior Vice President     Executive Vice President of ACMC, with which he has
                                                         been associated with since prior to 1997.

Peter Anastos, 59              Vice President            Senior Vice President of ACMC, with which he has
                                                         been associated since prior to 1997.

Gerald T. Malone, 47           Vice President            Senior Vice President of ACMC, with which he has
                                                         been associated since prior to 1997.

Edmund P. Bergan, Jr., 51      Secretary                 Senior Vice President and the General Counsel of
                                                         Alliance Fund Distributors, Inc. (AFD) and Alliance
                                                         Global Investor Services Inc. ("AGIS"), with which he
                                                         has been associated since prior to 1997.

Mark D. Gersten, 51            Treasurer and             Senior Vice President of AGIS, with which he has been
                               Chief Financial Officer   associated since prior to 1997.

Thomas R. Manley, 50           Controller                Vice President of ACMC, with which he has been
                                                         associated since prior to 1997.

--------------------------------------------------------------------------------

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, ACL, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.